CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2013
CONVERTIBLE DEBT [Abstract]
CONVERTIBLE DEBT
NOTE 9:-	CONVERTIBLE DEBT

In April 2004, the Company issued to a group of investors interest-bearing convertible notes in the face amount of $2,000, initially repayable after five years (as amended and extended from time to time, the "Convertible Notes"). The conversion price of the Convertible Notes was adjusted from time to time. The Company recorded a bifurcated conversion feature embedded in the convertible debt, and marked it to market based on its fair value each reporting period.

During the years ended December 31, 2012 and 2011, the Convertible Notes were converted into ordinary shares and the outstanding associated bifurcated conversion feature was accordingly allocated to equity. As of December 31, 2013, substantially all of the principal amount and accrued interest were repaid in full by way of conversion of the Convertible Notes into ordinary shares.

In accordance with ASC No. 470-20-40-16, "Debt with conversion and other options", the Company recognized inducement expense of $108 and $202 in 2012 and 2011, respectively, against additional paid-in-capital, related to the conversions.

The holders of the Convertible Notes have also exercised their rights (see Note 12) to acquire an aggregate of 39,407 and 315,256 additional ordinary shares at $0.48 per share during 2012 and 2011, respectively.